Toews Tactical Defensive Alpha Fund
TTDAX

A Series of Northern Lights Funds Trust

Supplement dated February 7, 2025 to the Prospectus dated August 28, 2024

______________________________________________________________________

Effective immediately, the following replaces the information in the section titled “Principal Investment Strategies” on page 2 of the Summary Prospectus and pages 28 and 36 of the Prospectus:

The Fund’s adviser seeks to achieve the Fund’s investment objective by investing primarily in: (1) derivative instruments including but not limited to futures contracts on equity indices comprised of issuers of any capitalization, (2) fixed income securities and (3) cash equivalents. The Fund may also invest directly in stocks of U.S. issuers of any capitalization and exchange traded funds (“ETFs”) that invest primarily in common stock. Fixed-income securities and cash equivalents (such as US Treasury securities) may be of any duration or maturity. The Fund may also invest in futures contracts on such fixed-income securities and US Treasury securities.

“Alpha” in the Fund’s name refers to the adviser’s attempt over a long term market cycle to position Fund assets in the large-cap U.S. equity market primarily through investment in S&P 500 Index futures contracts, ETFs that track the S&P 500 Index, and/or the component stocks of the S&P 500 Index. “Defensive” in the Fund’s name refers to the adviser’s attempt to reduce volatility by buying put options against the Fund’s positions to offset the risk of adverse price movements and buys and writes call and/or put options against the same positions, and to receive income from writing call options.

Equity index futures contracts trade on margin. To gain exposure to an Equity index futures contract, a certain percentage of the Fund’s assets may be allocated to a futures broker as collateral. This collateral amount is much less than the notional exposure to the underlying index. The Fund may allocate the cash or securities not needed for collateral to fixed income ETFs or other fixed income securities and/or in an addition to fixed income derivatives. The Fund’s allocation to fixed income ETFs and/or other fixed income securities may be significant.

The Fund may invest in US Treasury bills, notes, and bonds of any duration or length until maturity. The Fund may invest in derivatives or futures contracts that derive the value from US Treasury bills, notes, and bonds of any duration or length until maturity.

The Fund may purchase and sell put and call options on broad-based market and futures market indices. The Fund may sell short ETFs that primarily invest in equities including equity index ETFs as well as futures contracts on equities and equity indices. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period.

--------------------------

The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), August 28, 2024. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.